Pension and Other Post-retirement Benefits - Assumptions (Details)	12 Months Ended
	Oct. 29, 2017	Oct. 30, 2016	Oct. 25, 2015
Pension Benefits
Weighted-average assumptions used to determine benefit obligations
Discount rate (as a percent)	3.91%	3.94%
Rate of future compensation increase (as a percent)	3.95%	3.96%
Weighted-average assumptions used to determine net periodic benefit costs
Discount rate (as a percent)	3.94%	4.50%	4.31%
Rate of future compensation increase (as a percent)	3.96%	3.92%	3.94%
Expected long-term return on plan assets (as a percent)	7.50%	7.60%	7.70%
Post-retirement Benefits
Weighted-average assumptions used to determine net periodic benefit costs
Increase in per capita cost of covered health care benefits assumed for next fiscal year (as a percent)	8.00%
Expected ultimate pre-Medicare and post-Medicare rate (as a percent)	5.00%
Year that reaches the ultimate trend rate	2023